UNITED STATES OF AMERICA
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC 20549



                              FORM 8-K



           Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Act of 1934



Date of Report (Date of earliest event reported)  May 12, 1997
(February 12, 1997)


                      COMTEC INTERNATIONAL, INC.
       (Exact name of registrant as specified in its charter)



   New Mexico               0-12116               75-2456757
 (State or other          (Commission           (IRS Employer
  jurisdiction            File Number)        Identification No.)
of Incorporation)

         10555 E. Bethany Drive, Aurora, Co.     80014
      (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (303) 743-
7983



                  This Document consists of 5 pages

Item 5.  Other Events

Increase in Authorized Shares.

The following amendment to the Articles of Incorporation was adopted by the Shareholders of the corporation on March 28, 1997 in the manner prescribed by the New Mexico Business Corporation Act:
     V. Article 5(A) of the articles of incorporation is hereby amended to read in its entirety as follows:
     A)    Authorized Shares:   The aggregate number of shares
which the corporation shall have authority to issue is 110,000,000 shares. One Hundred Million (100,000,000) shares shall be designated "Common Stock", and shall have a par value of $.001.
Ten Million (10,000,000) shares shall be designated "Preferred Stock", and shall have a par value of $.001 per share, and shall be issued for such consideration, expressed in dollars, as the Board of Directors may from time to time, determine.


Shareholder Authorization for Recapitalization.

On March 28, 1997 the Shareholders of the Company approved a proposal to give the Company's Board of Directors authority to institute a reverse stock split of from 3 for 1 to 100 for 1 at the discretion of the Board of Directors until December 31, 1997. Such a reverse stock split, if instituted, could adversely effect the market value of the shares since the market price of the shares may not proportionately follow the ratio of any potential reverse stock split.


New Director Appointed By The Board of Directors

Daniel Melnick, age 65 was appointed as a Director of the Company by the Board of Directors at the annual meeting of the Board of Directors of the Company held on March 28, 1997. Mr. Melnick replaces Robert Clausen who previously resigned as a Director (for personal reasons not involving any disagreement with the Company) on February 12, 1997 prior to the annual meeting of the Shareholders and election of directors. It is anticipated that Mr. Melnick will assume duties as a director at the next meeting of directors. Mr. Melnick had no previous affiliation with the Company.


Potential Acquisition of Assets

On April 7, 1997, ComTec International, Inc. (the "Company") announced its intent based upon tentative agreements to acquire six
(6) giant light-emitting diode (LED) screens, at appraisals of value to be completed, in a nonpublic exchange, for shares of common stock of the Company. The potential asset acquisition, subject to audit, title review and market evaluation of the giant LED screens is also contingent upon sufficient authorized and unissued shares of the Company's common stock being available. Preliminary estimates value the assets to be acquired at $2.4 million. At such valuation the acquisition will require the issuance of 25,000,000 shares of the common stock of the Company ($.096 per share). A closing date for achievement of the transaction, to be facilitated through Geneva Reinsurance Company, Ltd., a corporation organized outside of the United States of America, has not yet been determined. The giant LED screens provide active light presentation programs, adaptable for indoor or outdoor use for sporting events, advertising displays and other theatrical applications. LED screens are compatible with computer, television, VCR and other electronic programming, including live and taped feeds. The Company anticipates that upon the

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

acquisition of the giant screens it will, through a wholly owned subsidiary, lease out the screens. The preliminary agreement involving Geneva Reinsurance Company, Ltd. described herein also calls for potential debt funding to be received by the Company in the amount of One Million Dollars ($1,000,000) under terms to be negotiated. Such debt funding agreement is anticipated to be completed by April 30th , 1997. Geneva Reinsurance Company, Ltd. had no previous affiliation with the Company.

Debt Funding

ComTec International, Inc. (the "Company") formulated a preliminary financing arrangement and tentative debt conversion option process and obtained One Million Five Hundred Thousand Dollars ($1,500,000) of debt financing by issuing a Debenture to Geneva Reinsurance Company, Ltd., a corporation organized outside of the United States of America. The Debenture requires interest of 12% per annum payable February 28, 1998. The Debenture matures and the entire principal amount is due February 28, 1998. Potential conversion option features anticipate the reservation of shares for potential conversion with rights for conversion into shares of the common stock of the Company at any time prior to maturity. The conversion feature permits the holder of the debenture to convert all or any part of the Debenture into shares of the .001 par value common stock of the Company at the rate of 1000 shares per $96.00 of Debenture principal. If converted the holder is to receive warrants to purchase a number of shares equal to shares of common stock received in the conversion, said warrants to be exercisable at any time during a three year period following conversion at an exercise price of $.90 per share. Geneva Reinsurance Company, Ltd. had no previous affiliation with the Company.


Exhibits

5.1 Amendment to Articles of Incorporation










                               SIGNATURES

                              ComTec International, Inc.
                              (Registrant)

Date:   May 9, 1997

                              s/s Donald G. Mack
                              ______________________________
                              Donald G. Mack - Authorized Officer
                    Treasurer, and President.

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

Exhibit 5.1                         Form 8-K - ComTec
International, Inc.



                       Articles of Amendment
                              To The
                     Articles of Incorporation


Pursuant to the provisions of Section 53-13-4 of , NMSA 1978, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

ARTICLE ONE:  The Corporate name and NMSCC# of the corporation are:

ComTec International, Inc.                      NMSCC#  1180645


ARTICLE TWO: The following amendment to the Articles of Incorporation was adopted by the Shareholders of the corporation on March 28, 1997 in the manner prescribed by the New Mexico Business Corporation Act:

V. Article 5(A) of the articles of incorporation is hereby amended to read in its entirety as follows:

(A)    Authorized Shares:   The aggregate number of shares which
the corporation shall have authority to issue is 110,000,000 shares. One Hundred Million (100,000,000) shares shall be designated "Common Stock", and shall have a par value of $.001.
Ten Million (10,000,000) shares shall be designated "Preferred Stock", and shall have a par value of $.001 per share, and shall be issued for such consideration, expressed in dollars, as the Board of Directors may from time to time, determine.


ARTICLE THREE: The number of shares of the corporation outstanding at the time of such adoption was 49,932,947 common shares and the number of shares entitled to vote thereon was 49,932,947.


ARTICLE FOUR: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

          CLASS               NUMBER OF SHARES

          Common              49,932,947


ARTICLE FIVE: The number of shares voting for such amendment was 26,976,452 and the number of shares voting against such amendment was 1,347,346.

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

ARTICLE SIX: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was:

          CLASS                              NUMBER OF SHARES

          Common                             FOR        AGAINST

          Article V - increase in common
                   and preferred shares   26,976,452   1,347,346


ARTICLE SEVEN: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be affected, is as follows:

Not Applicable


DATED:  April _14_ 1997.


                              ComTec International, Inc.
                                   (CORPORATE NAME)

                                   s/s Donald G. Mack
                              BY: _______________________
                                   Donald G. Mack, Its President

                                   s/s Thomas Moscariello
                              AND: ______________________
                                   Thomas Moscariello,
                                   Its Secretary


Under penalty of perjury, the undersigned declares that the foregoing document executed by the corporation and that the statements contained therein are true and correct to the best of my knowledge:

                                        s/s Donald G. Mack
                              ATTEST: ____________________________
                                     Donald G. Mack, Its President


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